UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

HUDSON HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-9587	20-3766053
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

111 Town Square Place, Suite 1500A
Jersey City, New Jersey 07310		07310
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (201) 216-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Effective October 17, 2008, Hudson Holding Corporation (the “Company”) dismissed Eisner LLP (“Eisner”) as our independent registered public accounting firm and appointed Marcum and Kliegman LLP (“M&K”) as our new independent registered public accounting firm for the fiscal year ending March 31, 2009. Our board of directors, upon recommendation from the Company’s audit committee, approved the dismissal of Eisner and the appointment of M&K as the Company’s new independent certified public accounting firm.

During the Company's two most recent fiscal years ended March 31, 2008 and 2007, the audit reports of Eisner did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended March 31, 2008 and 2007 and any subsequent interim period preceding such dismissal and through the date of this Current Report, there were: (i) no disagreements between the Company and Eisner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Eisner with a copy of the foregoing disclosures and requested Eisner to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Eisner’s response letter, dated October 20, 2008, is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging M&K, neither the Company nor anyone on behalf of the Company has consulted with M&K regarding either:

1.
The application of accounting principles to specified transactions, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that M&K concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

16.1	Letter, dated October 20, 2008, from Eisner LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HOLDING CORPORATION

Dated: October 21, 2008

	By:	/s/ Keith Knox
Name: Keith Knox
Title: President